UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5018

Legg Mason Partners Investment Series

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

OCTOBER 31, 2006

Legg Mason Partners Growth and Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Growth and Income Fund

Annual Report  •  October 31, 2006

What’s

Inside

Fund Objective

The Fund seeks reasonable growth and income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6%, according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

For the 12-month period ended October 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 16.33%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, subsequently oil prices fell 15% in the latter part of the third quarter.v

Both short- and long- term yields rose over the reporting period. However, after peaking in late June — with two and

Legg Mason Partners Growth and Income Fund         I

10-year Treasuries hitting 5.29% and 5.25%, respectively —rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices declined. Overall, during the 12 months ended October 31, 2006, two-year Treasury yields increased from 4.40% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.57% to 4.61%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,vi returned 5.19%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. Michael Kagan, investment officer of the manager and co-director of research for ClearBridge, has managed or co-managed the Fund’s portfolio since 2000. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

The Fund’s Board also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners Multiple

II         Legg Mason Partners Growth and Income Fund

Discipline Funds All Cap Growth and Value (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Proxy materials describing the reorganization, and other initiatives requiring shareholder approval have been sent to shareholders. If shareholder approval is obtained, Fund actions are generally expected to be implemented during the first quarter of 2007.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as SB Growth and Income Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Growth and Income Fund         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 13, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	Source: The Wall Street Journal, 9/29/06.

vi	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV         Legg Mason Partners Growth and Income Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. The market rose over 16% during the one year period ended October 31, 2006. The market was led by the telecommunications and materials sectors. Health care and technology stocks trailed the market. Rallies in the fourth quarter of 2005 and the third quarter of 2006 were interrupted by a sharp correction in May and June of 2006.

The key factors in the market action were the robust U.S. economy and the Federal Reserve Board’s (“Fed”)i actions to slow it. The Fed increased rates at 17 consecutive Open Market Committee meetings before pausing in August 2006.ii The Fed increased rates because it was concerned about the roaring U.S. housing market, and because it was afraid of inflationary pressures from low unemployment rates and materials price increases. The easing of these fears enabled them to pause in August. U.S. real gross domestic product (“GDP”)iii growth held above 4% until the third quarter of 2006, when it rose a tepid 2.2% according to the Commerce Departments preliminary estimate.

We believe that the worst of the raw materials pressure is behind us, due to a concerted effort by the world governments. A sharp divergence between commodities traded on exchanges, such as copper and nickel, and non-exchange traded commodities, such as ethylene, began to appear in the first quarter of 2005. Despite similar supply/demand dynamics, exchange traded commodities soared, while non-exchange traded commodities fell. The government intervened with four commodity margin requirement increases in February and May 2006. The Japanese government withdrew over $200 billion of liquidity from the world financial markets in the spring of 2006. The declines in oil and commodity prices that began in May have persisted, as substantial amounts of new capacity have come on line, and inventories have begun to build.

The U.S. housing market began to turn down in September 2005. By the summer of 2006, the decline was beginning to look like a rout. Housing starts and sales and existing home sales, declined at over a 10% rate. Inventories of new and existing houses hit 15 year highs. In August 2006, the housing numbers finally gave signs of stabilizing. Months of inventories of new and existing homes fell in both August and September. Coincident with the pause in interest rate hikes and the possible bottom in housing, the stock market started its summer rally.

The U.S. employment picture and corporate profits were powerful throughout the year. The U.S. unemployment rate hit a low for this business cycle of 4.4% in September. Corporate profits rose 19% in the third quarter of 2006. Despite the slower GDP growth, there is a firm underpinning to the U.S. economy.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         1

Performance Review

For the 12 months ended October 31, 2006, Class A shares of the Legg Mason Partners Growth and Income Fund, excluding sales charges, returned 12.94%. These shares underperformed the Lipper Large-Cap Core Funds Category Average1 which increased 14.23%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 16.33% for the same period.

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Growth and Income Fund — Class A Shares	2.43%	12.94%

S&P 500 Index	6.10%	16.33%

Lipper Large-Cap Core Funds Category Average	4.54%	14.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class 1 shares returned 2.64%, Class B shares returned 2.09%, Class C shares returned 2.19% and Class Y shares returned 2.75% over the six months ended October 31, 2006. Excluding sales charges, Class 1 shares returned 13.33%, Class B shares returned 12.10%, Class C shares returned 12.38% and Class Y shares returned 13.57% over the twelve months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 838 funds for the six-month period and among the 810 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 810 funds in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Q. What were the most significant factors affecting Fund performance?

The Fund had strong performance in the financial and consumer discretionary sectors. We held large positions in The Goldman Sachs Group, Inc. and Merrill Lynch, who steered through tricky financial market waters to generate excellent returns on equity. The big screen TV market helped Best Buy Co. Inc. deliver strong earnings growth. McDonald’s Corporation focus on improving the quality and consistency of its menu drove sales growth.

The Fund was hurt by poor stock picking in the health care and telecommunications sectors. We were hurt by the sharp decline in the Health Maintenance Organizations (HMOs), which occurred despite better than expected earnings. Teva Pharmaceutical Industries Ltd., the large generic drug company, was hurt by difficulties in assimilating its acquisition of Ivax Pharmaceuticals, Inc. In telecommunications we owned companies that we believed would be takeover candidates, Sprint Nextel Corporation, Alltel Corporation and Echostar Communications Corporation. We avoided the regional Bell operating companies and the cable companies, due to concerns that the convergence of cable and broadband telephone service would create pricing pressure. None of the companies that we owned were taken over, and earnings performance was better than expected at the regional Bells and cable companies.

What were the leading contributors to performance?

A. The biggest contributors to performance were Goldman Sachs, JPMorgan Chase & Co. and Boeing Co. The best performing sectors were financials, consumer discretionary and energy. Goldman Sachs benefited from strong performance across its business units, especially in trading and investment banking. JPMorgan Chase had excellent earnings growth, driven by cost savings from the BankOne merger. Boeing was helped by orders for the new 787 and by Airbus’ struggles with the A350 and A380.

What were the leading detractors from performance?

A. The stocks that most hurt performance were Qualcomm Incorporated, Sprint Nextel Corporation and Yahoo! Inc. The worst performing sectors were health care, telecommunications and technology. Qualcomm’s strong operating results were overshadowed by ongoing litigation with Nokia Inc. Sprint Nextel executed poorly in its acquisition of Nextel. Yahoo lost market share in Internet search.

Q. Were there any significant changes to the Fund during the reporting period?

A. The portfolio is higher in growth and larger in size than it was coming into 2006. We concentrated the portfolio by reducing the number of names from 78 to 62, and increased the percentage of the Fund in the top 20 names from 45% to 50%. We built an aggressive position in housing related names such as Toll Brothers, Masco and Freddie Mac at midyear, after the stocks declined to attractive valuations. The big decline in technology stocks during May and June created an opportunity for us to build large positions in broadband equipment companies Cisco Systems, Juniper Networks and Qualcomm.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         3

Thank you for your investment in the Legg Mason Growth and Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Kagan Portfolio Manager

ClearBridge Advisors, LLC

November 29, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (4.0%), Microsoft Corp. (3.9%), Exxon Mobil Corp. (2.9%), Wells Fargo & Co. (2.8%), Qualcomm Inc. (2.8%), Wal-Mart Stores Inc. (2.7%), JPMorgan Chase & Co. (2.7%), Sempra Energy (2.5%), Goldman Sachs Group Inc. (2.5%) and Bank of America Corp. (2.4%). Please refer to pages 10 through 13 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2006 were: Financials (24.3%), Information Technology (17.0%), Consumer Discretionary (12.2%), Industrials (11.4%) and Health Care (9.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit and liquidity risks, including the risk of default, than higher-rated obligations. As interest rates rise, bond prices fall, reducing the value of the fixed income portion of the Fund. The Fund may engage in short sales. Losses from short sales may be unlimited. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may engage in active and frequent trading, resulting in increased transaction costs, which could detract from the Fund’s performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Source: Bloomberg, 8/06.

iii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

4         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Growth and Income Fund 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class 1	2.64%	$1,000.00	$1,026.40	0.82%	$4.19

Class A	2.43	1,000.00	1,024.30	1.18	6.02

Class B	2.09	1,000.00	1,020.90	1.94	9.88

Class C	2.19	1,000.00	1,021.90	1.65	8.41

Class Y	2.75	1,000.00	1,027.50	0.64	3.27

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,021.07	0.82%	$4.18

Class A	5.00	1,000.00	1,019.26	1.18	6.01

Class B	5.00	1,000.00	1,015.43	1.94	9.86

Class C	5.00	1,000.00	1,016.89	1.65	8.39

Class Y	5.00	1,000.00	1,021.98	0.64	3.26

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C	Class Y
Twelve Months Ended 10/31/06	13.33%	12.94%	12.10%	12.38%	13.57%

Five Years Ended 10/31/06	6.15	5.83	4.84	5.25	6.46

Ten Years Ended 10/31/06	6.08	5.77	4.88	N/A	N/A

Inception* through 10/31/06	8.41	6.48	5.57	(0.26)	1.40

	With Sales Charges(3)
	Class 1	Class A	Class B	Class C	Class Y
Twelve Months Ended 10/31/06	3.70%	7.29%	7.10%	11.38%	13.57%

Five Years Ended 10/31/06	4.28	4.75	4.67	5.25	6.46

Ten Years Ended 10/31/06	5.15	5.23	4.88	N/A	N/A

Inception* through 10/31/06	7.92	5.95	5.57	(0.26)	1.40

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class 1 (10/31/96 through 10/31/06)	80.52%

Class A (10/31/96 through 10/31/06)	75.28

Class B (10/31/96 through 10/31/06)	61.00

Class C (Inception* through 10/31/06)	(1.58)

Class Y (Inception* through 10/31/06)	8.53

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, and Class A shares, or the applicable CDSC with respect to Class B, and Class C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1, and Class A shares reflect the deduction of the maximum initial sales charges of 8.50% and 5.00%, respectively. Class B, reflects the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C, also reflects the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and Class B shares is August 18, 1996. Inception date for Class C shares is October 9, 2000. Inception date for Class Y shares is December 8, 2000.

8         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class 1 Shares of the Legg Mason Partners Growth and Income Fund vs. S&P 500 Index† (October 1996 — October 2006)

†	Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1996, assuming deduction of the maximum initial sales charge of 8.50% at the time of investment and the reinvestment of distributions, including returns of capital, if any, at net asset value through October 31, 2006. The S&P 500 Index is an index of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class 1 shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholder investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         9

Schedule of Investments (October 31, 2006)

LEGG MASON PARTNERS GROWTH AND INCOME FUND

Shares	Security	Value

COMMON STOCKS — 99.2%
CONSUMER DISCRETIONARY — 12.3%
Hotels, Restaurants & Leisure — 3.2%
464,400	McDonald’s Corp.	$19,467,648
154,100	Station Casinos Inc.	9,292,230

	Total Hotels, Restaurants & Leisure	28,759,878

Household Durables — 2.0%
633,800	Toll Brothers Inc.*	18,323,158

Media — 4.6%
272,500	EchoStar Communications Corp., Class A Shares*	9,679,200
816,400	News Corp., Class B Shares	17,748,536
738,000	Time Warner Inc.	14,767,380

	Total Media	42,195,116

Specialty Retail — 2.5%
287,800	Best Buy Co. Inc.	15,900,950
262,400	Staples Inc.	6,767,296

	Total Specialty Retail	22,668,246

	TOTAL CONSUMER DISCRETIONARY	111,946,398

CONSUMER STAPLES — 8.5%
Beverages — 1.7%
249,900	PepsiCo Inc.	15,853,656

Food & Staples Retailing — 2.7%
498,700	Wal-Mart Stores Inc.	24,575,936

Food Products — 2.5%
226,000	Kellogg Co.	11,370,060
295,500	McCormick & Co. Inc., Non Voting Shares	11,051,700

	Total Food Products	22,421,760

Household Products — 1.6%
236,500	Procter & Gamble Co.	14,991,735

	TOTAL CONSUMER STAPLES	77,843,087

ENERGY — 8.1%
Energy Equipment & Services — 1.1%
203,700	ENSCO International Inc.	9,975,189

Oil, Gas & Consumable Fuels — 7.0%
141,212	ConocoPhillips	8,506,611
375,200	Exxon Mobil Corp.	26,796,784
110,700	Suncor Energy Inc.	8,485,155
303,300	Total SA, ADR	20,666,862

	Total Oil, Gas & Consumable Fuels	64,455,412

	TOTAL ENERGY	74,430,601

See Notes to Financial Statements.

10         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

FINANCIALS — 24.3%
Capital Markets — 4.8%
121,600	Goldman Sachs Group Inc.	$23,078,464
234,400	Merrill Lynch & Co. Inc.	20,491,248

	Total Capital Markets	43,569,712

Commercial Banks — 2.8%
717,600	Wells Fargo & Co.	26,041,704

Consumer Finance — 3.4%
294,600	American Express Co.	17,030,826
179,600	Capital One Financial Corp.	14,247,668

	Total Consumer Finance	31,278,494

Diversified Financial Services — 5.1%
405,854	Bank of America Corp.	21,863,355
517,480	JPMorgan Chase & Co.	24,549,251

	Total Diversified Financial Services	46,412,606

Insurance — 5.0%
250,000	AFLAC Inc.	11,230,000
112	Berkshire Hathaway Inc., Class A Shares*	11,813,200
237,300	Chubb Corp.	12,612,495
330,000	Marsh & McLennan Cos. Inc.	9,715,200

	Total Insurance	45,370,895

Thrifts & Mortgage Finance — 3.2%
295,100	Freddie Mac	20,358,949
659,800	Hudson City Bancorp Inc.	9,059,054

	Total Thrifts & Mortgage Finance	29,418,003

	TOTAL FINANCIALS	222,091,414

HEALTH CARE — 9.3%
Biotechnology — 1.5%
183,504	Amgen Inc.*	13,929,789

Health Care Providers & Services — 2.5%
174,650	Coventry Health Care Inc.*	8,199,817
85,800	Medco Health Solutions Inc.*	4,590,300
208,400	UnitedHealth Group Inc.	10,165,752

	Total Health Care Providers & Services	22,955,869

Pharmaceuticals — 5.3%
347,100	Sanofi-Aventis, ADR	14,817,699
535,000	Schering-Plough Corp.	11,844,900
264,800	Teva Pharmaceutical Industries Ltd., ADR	8,730,456
242,700	Wyeth	12,384,981

	Total Pharmaceuticals	47,778,036

	TOTAL HEALTH CARE	84,663,694

See Notes to Financial Statements.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         11

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

INDUSTRIALS — 11.4%
Aerospace & Defense — 2.9%
136,762	Boeing Co.	$10,921,813
229,400	Honeywell International Inc.	9,662,328
302,300	Orbital Sciences Corp.*	5,489,768

	Total Aerospace & Defense	26,073,909

Building Products — 2.0%
653,100	Masco Corp.	18,058,215

Industrial Conglomerates — 5.2%
1,033,700	General Electric Co.	36,293,207
127,100	Textron Inc.	11,557,203

	Total Industrial Conglomerates	47,850,410

Machinery — 1.3%
141,900	Parker Hannifin Corp.	11,867,097

	TOTAL INDUSTRIALS	103,849,631

INFORMATION TECHNOLOGY — 17.0%
Communications Equipment — 7.2%
827,000	Cisco Systems Inc.*	19,955,510
528,000	Juniper Networks Inc.*	9,092,160
463,800	Motorola Inc.	10,695,228
703,300	QUALCOMM Inc.	25,593,087

	Total Communications Equipment	65,335,985

Electronic Equipment & Instruments — 0.7%
336,400	Dolby Laboratories Inc., Class A Shares*	6,657,356

IT Services — 1.1%
264,600	Paychex Inc.	10,446,408

Semiconductors & Semiconductor Equipment — 2.0%
508,000	ASML Holding NV, NY Registered Shares*	11,602,720
214,700	Texas Instruments Inc.	6,479,646

	Total Semiconductors & Semiconductor Equipment	18,082,366

Software — 6.0%
262,400	Adobe Systems Inc.*	10,036,800
174,300	Electronic Arts Inc.*	9,218,727
1,247,700	Microsoft Corp.	35,821,467

	Total Software	55,076,994

	TOTAL INFORMATION TECHNOLOGY	155,599,109

MATERIALS — 5.0%
Chemicals — 2.6%
322,200	E.I. du Pont de Nemours & Co.	14,756,760
203,800	Ecolab Inc.	9,242,330

	Total Chemicals	23,999,090

Metals & Mining — 2.4%
689,588	Barrick Gold Corp.	21,377,228

	TOTAL MATERIALS	45,376,318

See Notes to Financial Statements.

12         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value
TELECOMMUNICATION SERVICES — 0.8%
Wireless Telecommunication Services — 0.8%
139,100	ALLTEL Corp.	$7,415,421

UTILITIES — 2.5%
Multi-Utilities — 2.5%
439,100	Sempra Energy	23,289,864

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $733,066,310)	906,505,537

Face Amount
SHORT-TERM INVESTMENT — 0.9%
Repurchase Agreement — 0.9%
$8,711,000	State Street Bank & Trust Co. dated 10/31/06, 4.820% due 11/1/06; Proceeds at maturity — $8,712,166; (Fully collateralized by U.S. Treasury Bond, 5.500% due 8/15/28; Market value — $8,888,824) (Cost — $8,711,000)	8,711,000

	TOTAL INVESTMENTS — 100.1% (Cost — $741,777,310#)	915,216,537
	Liabilities in Excess of Other Assets — (0.1)%	(1,350,846)

	TOTAL NET ASSETS — 100.0%	$913,865,691

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $743,194,868.

Abbreviation used in this schedule:
ADR — American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         13

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $741,777,310)	$915,216,537
Cash	294
Dividends and interest receivable	464,136
Receivable for Fund shares sold	373,980
Prepaid expenses	37,905

Total Assets	916,092,852

LIABILITIES:
Payable for Fund shares repurchased	1,100,621
Investment management fee payable	540,630
Transfer agent fees payable	367,263
Distribution fees payable	54,379
Trustees’ retirement plan	26,587
Trustees’ fees payable	3,905
Accrued expenses	133,776

Total Liabilities	2,227,161

Total Net Assets	$913,865,691

NET ASSETS:
Par value (Note 6)	$537
Paid-in capital in excess of par value	762,132,122
Undistributed net investment income	227,714
Accumulated net realized loss on investments and foreign currency transactions	(21,933,909)
Net unrealized appreciation on investments	173,439,227

Total Net Assets	$913,865,691

Shares Outstanding:
Class 1	27,151,087

Class A	15,989,503

Class B	5,701,208

Class C	226,528

Class Y	4,678,800

Net Asset Value:
Class 1 (and redemption price)	$17.11

Class A (and redemption price)	$17.10

Class B *	$16.12

Class C *	$16.79

Class Y (and redemption price)	$17.14

Maximum Public Offering Price Per Share:
Class 1 (based on maximum initial sales charge of 8.50%)	$18.70

Class A (based on maximum initial sales charge of 5.00%)	$18.00

*	Redemption price is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Dividends	$14,302,641
Interest	492,786
Income from securities lending	6,519
Less: Foreign taxes withheld	(191,031)

Total Investment Income	14,610,915

EXPENSES:
Investment management fee (Note 2)	6,130,057
Transfer agent fees (Notes 2 and 4)	2,103,763
Distribution fees (Notes 2 and 4)	1,750,347
Shareholder reports (Note 4)	174,830
Legal fees	138,516
Merger and proxy fees	120,939
Registration fees	59,098
Custody fees	33,088
Audit and tax	32,428
Insurance	16,591
Trustees’ fees	7,911
Miscellaneous expenses	9,512

Total Expenses	10,577,080
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(576,520)

Net Expenses	10,000,560

Net Investment Income	4,610,355

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	97,896,104
Foreign currency transactions	(669)

Net Realized Gain	97,895,435

Change in Net Unrealized Appreciation/Depreciation From Investments	13,064,275

Increase From Payment by Affiliate (Note 2)	566,203

Net Gain on Investments and Foreign Currency Transactions	111,525,913

Increase in Net Assets From Operations	$116,136,268

See Notes to Financial Statements.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         15

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005
OPERATIONS:
Net investment income	$4,610,355	$9,298,710
Net realized gain	97,895,435	56,933,299
Change in net unrealized appreciation/depreciation	13,064,275	(420,262)
Increase from payment by affiliate	566,203	—

Increase in Net Assets From Operations	116,136,268	65,811,747

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(4,502,910)	(10,230,695)

Decrease in Net Assets From Distributions to Shareholders	(4,502,910)	(10,230,695)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	55,399,038	49,974,009
Reinvestment of distributions	3,717,717	7,821,331
Cost of shares repurchased	(212,917,000)	(280,789,738)

Decrease in Net Assets From Fund Share Transactions	(153,800,245)	(222,994,398)

Decrease in Net Assets	(42,166,887)	(167,413,346)
NET ASSETS:
Beginning of year	956,032,578	1,123,445,924

End of year*	$913,865,691	$956,032,578

* Includes undistributed net investment income of:	$227,714	—

See Notes to Financial Statements.

16         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class 1 Shares(1)(2)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$15.19		$14.42		$13.53	$11.05	$13.08

Income (Loss) From Operations:
Net investment income	0.11		0.15		0.08	0.07	0.05
Net realized and unrealized gain (loss)	1.91		0.78		0.88	2.46	(2.02)

Total Income (Loss) From Operations	2.02		0.93		0.96	2.53	(1.97)

Less Distributions From:
Net investment income	(0.10)		(0.16)		(0.07)	(0.05)	(0.05)
Return of capital	—		—		—	—	(0.01)

Total Distributions	(0.10)		(0.16)		(0.07)	(0.05)	(0.06)

Net Asset Value, End of Year	$17.11		$15.19		$14.42	$13.53	$11.05

Total Return(3)	13.33	%(4)	6.48%		7.08%	22.91%	(15.13)%

Net Assets, End of Year (millions)	$465		$478		$518	$536	$494

Ratios to Average Net Assets:
Gross expenses	0.91%		0.95%		0.97%	1.00%	0.99%
Net expenses	0.87	(5)(6)	0.95	(5)(6)	0.96 (6)	1.00	0.99
Net investment income	0.68		1.01		0.59	0.56	0.38

Portfolio Turnover Rate	38%		57%		42%	63%	44%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class 1 shares were renamed as Class 1 shares.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class 1 shares will not exceed 1.00%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class A Shares(1)(2)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$15.19		$14.42		$13.52	$11.06	$13.07

Income (Loss) From Operations:
Net investment income	0.06		0.11		0.04	0.02	0.02
Net realized and unrealized gain (loss)	1.90		0.78		0.88	2.45	(2.02)

Total Income (Loss) From Operations	1.96		0.89		0.92	2.47	(2.00)

Less Distributions From:
Net investment income	(0.05)		(0.12)		(0.02)	(0.01)	(0.00	)(3)
Return of capital	—		—		—	—	(0.01)

Total Distributions	(0.05)		(0.12)		(0.02)	(0.01)	(0.01)

Net Asset Value, End of Year	$17.10		$15.19		$14.42	$13.52	$11.06

Total Return(4)	12.94	%(5)	6.16%		6.82%	22.36%	(15.29)%

Net Assets, End of Year (millions)	$273		$266		$283	$278	$233

Ratios to Average Net Assets:
Gross expenses	1.23%		1.29%		1.28%	1.35%	1.25%
Net expenses	1.18	(6)(7)	1.25	(6)(7)	1.27 (7)	1.35	1.25
Net investment income	0.37		0.70		0.28	0.21	0.12

Portfolio Turnover Rate	38%		57%		42%	63%	44%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class A shares were renamed as Class A shares.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 1.25%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class B Shares(1)(2)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$14.38		$13.64		$12.91	$10.66	$12.73

Income (Loss) From Operations:
Net investment loss	(0.06)		(0.00	)(3)	(0.11)	(0.10)	(0.11)
Net realized and unrealized gain (loss)	1.80		0.74		0.84	2.35	(1.96)

Total Income (Loss) From Operations	1.74		0.74		0.73	2.25	(2.07)

Net Asset Value, End of Year	$16.12		$14.38		$13.64	$12.91	$10.66

Total Return(4)	12.10	%(5)	5.43%		5.65%	21.11%	(16.26)%

Net Assets, End of Year (millions)	$92		$105		$113	$117	$111

Ratios to Average Net Assets:
Gross expenses	2.14%		2.27%		2.37%	2.42%	2.28%
Net expenses	1.94	(6)(7)	1.98	(6)(7)	2.36 (7)	2.42	2.28
Net investment loss	(0.38)		(0.03)		(0.81)	(0.85)	(0.91)

Portfolio Turnover Rate	38%		57%		42%	63%	44%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class B shares were renamed as Class B shares.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 2.00%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class C Shares(1)(2)	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$14.94		$14.16		$13.33		$10.94	$13.00

Income (Loss) From Operations:
Net investment income (loss)	(0.02)		0.02		(0.04)		(0.03)	(0.07)
Net realized and unrealized gain (loss)	1.87		0.76		0.87		2.42	(1.99)

Total Income (Loss) From Operations	1.85		0.78		0.83		2.39	(2.06)

Less Distributions From:
Net investment income	—		—		(0.00	)(3)	—	—

Total Distributions	—		—		(0.00	)(3)	—	—

Net Asset Value, End of Year	$16.79		$14.94		$14.16		$13.33	$10.94

Total Return(4)	12.38	%(5)	5.51%		6.23%		21.85%	(15.85)%

Net Assets, End of Year (000s)	$3,804		$4,627		$5,675		$5,696	$4,516

Ratios to Average Net Assets:
Gross expenses	1.75%		1.86%		1.82%		1.80%	1.89%
Net expenses	1.70	(6)(7)	1.86	(6)(7)	1.82	(7)	1.80	1.89
Net investment income (loss)	(0.14)		0.13		(0.27)		(0.25)	(0.52)

Portfolio Turnover Rate	38%		57%		42%		63%	44%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class C shares were renamed as Class C shares.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 2.00%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class Y Shares(1)(2)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$15.22		$14.45		$13.55	$11.08	$13.08

Income (Loss) From Operations:
Net investment income	0.14		0.21		0.12	0.11	0.09
Net realized and unrealized gain (loss)	1.92		0.76		0.89	2.44	(2.01)

Total Income (Loss) From Operations	2.06		0.97		1.01	2.55	(1.92)

Less Distributions From:
Net investment income	(0.14)		(0.20)		(0.11)	(0.08)	(0.07)
Return of capital	—		—		—	—	(0.01)

Total Distributions	(0.14)		(0.20)		(0.11)	(0.08)	(0.08)

Net Asset Value, End of Year	$17.14		$15.22		$14.45	$13.55	$11.08

Total Return(3)	13.57	%(4)	6.75%		7.48%	23.16%	(14.77)%

Net Assets, End of Year (millions)	$80		$93		$189	$174	$136

Ratios to Average Net Assets:
Gross expenses	0.69%		0.69%		0.68%	0.67%	0.67%
Net expenses	0.66	(5)(6)	0.69	(5)(6)	0.67 (6)	0.67	0.67
Net investment income	0.89		1.39		0.87	0.88	0.70

Portfolio Turnover Rate	38%		57%		42%	63%	44%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 21, 2006, Smith Barney Class Y shares were renamed as Class Y shares.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class Y shares will not exceed 1.00%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Growth and Income Fund (formerly known as SB Growth and Income Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Investment Series (formerly known as Smith Barney Investment Series) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

22         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         23

Notes to Financial Statements (continued)

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$120,938	—	$(120,938)
(b)	(669)	$669	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to the Legg Mason transaction and continuing under a new investment management agreement, effective December 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.65%
Next $1 billion	0.60
Next $1 billion	0.55
Next $1 billion	0.50
Over $4 billion	0.45

24         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee that it receives from the Fund.

During the year ended October 31, 2006, the Fund was reimbursed for expenses in the amount of $566,203 for losses incurred resulting from an investment transaction error.

During the year ended October 31, 2006, the Fund’s Class 1, A, B, C and Y shares had voluntary expense limitations in place of 1.00, 1.25%, 2.00%, 2.00% and 1.00%, respectively.

During the year ended October 31, 2006, SBFM and LMPFA waived a portion of their fee in the amount of $432,561. In addition, during the year ended October 31, 2006, the Fund was reimbursed for expenses in the amounting to $143,959.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and Primerica Shareholder Services (‘PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the period ended October 31, 2006, the Fund paid transfer agent fees of $972,300 to CTB. In addition, for the period ended October 31, 2006, the Fund also paid $300 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributors, Citigroup Global Markets Inc. (“CGM”) and PFS Investments, Inc. (“PFS”), both subsidiaries of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 8.50% and 5.00% for Class 1 and A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of

Legg Mason Partners Growth and Income Fund 2006 Annual Report         25

Notes to Financial Statements (continued)

Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended October 31, 2006, LMIS and PFS, CGM and their affiliates received sales charges of approximately $48,000 and $50,000 on sales of the Fund’s Class 1 and Class A shares, respectively. In addition, for the period ended October 31, 2006, CDSCs paid to LMIS and PFS, CGM and their affiliates were approximately:

	Class B	Class C
CDSCs	$20,000	$0	*

*	Amount represents less than $1,000.

Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

During a special meeting in June 2006, the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees, and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement (see Note 11) commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of October 31, 2006, the Fund’s allocable share of benefits under this amendment are $26,587.

Under the previous Retirement Plan (the “Plan”), all Trustees who were not “Interested Persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Trust or any of the investment companies associated with Citi Fund Management Inc. and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owned under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

26         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$352,630,032

Sales	502,863,596

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$185,635,611
Gross unrealized depreciation	(13,613,942)

Net unrealized appreciation	$172,021,669

At October 31, 2006, the Fund had no securities on loan.

4.	Class Specific Expenses

Pursuant to the Rule 12b- Plan, the Fund pays a distribution/service fee with respect to its Class A, Class B, Class C, Smith Barney Class O and Smith Barney Class P shares, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate not to exceed 0.25%, 1.00%, 1.00%, 0.70%, 0.75%, 0.25%, 1.00% and 1.00% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class 1†	—	$969,053	$71,530
Class A†	$677,737	709,929	74,434
Class B†	1,001,793	415,897	26,521
Class C†	43,446	1,875	775
Smith Barney Class O*	4,210	602	68
Smith Barney Class P*	22,958	6,259	1,015
Class Y†	—	130	424
Salomon Brothers Class A*	107	7	53
Salomon Brothers Class B*	82	7	10
Salomon Brothers Class C*	14	4	—

Total	$1,750,347	$2,103,763	$174,830

†	On April 21, 2006, Smith Barney Class 1, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class 1, Class A, Class B, Class C and Class Y shares, respectively.

*	Shares of Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C as well as Smith Barney Class O and Smith Barney Class P were converted to Class A shares on April 22, 2006.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         27

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended October 31, 2006	Year Ended October 31, 2005
Net Investment Income:
Class 1†	$2,874,832	$5,640,385
Class A†	875,610	2,282,415
Smith Barney Class O*	1,037	—
Smith Barney Class P*	4,783	—
Class Y†	746,434	2,307,446
Salomon Brothers Class A*	214	449

Total	$4,502,910	$10,230,695

†	On April 21, 2006, Smith Barney Class 1, Smith Barney Class A and Smith Barney Class Y shares were renamed as Class 1, Class A and Class Y shares, respectively.

*	Shares of Salomon Brothers Class A, Smith Barney Class O and Smith Barney Class P were converted to Class A shares on April 22, 2006.

6.	Shares of Beneficial Interest

At October 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Class 1†
Shares sold	700,408	$11,348,442	806,674	$12,194,075
Shares issued on reinvestment	177,722	2,874,814	372,548	5,640,383
Shares repurchased	(5,200,698)	(84,423,082)	(5,614,229)	(84,866,413)

Net Decrease	(4,322,568)	$(70,199,826)	(4,435,007)	$(67,031,955)

Class A†
Shares sold	2,177,038	$35,490,552	1,710,983	$25,798,158
Shares issued on reinvestment	51,953	837,634	144,161	2,180,510
Shares repurchased	(3,772,632)	(61,152,068)	(3,957,314)	(59,851,324)

Net Decrease	(1,543,641)	$(24,823,882)	(2,102,170)	$(31,872,656)

Class B†
Shares sold	460,069	$7,041,701	634,160	$9,077,077
Shares repurchased	(2,087,581)	(31,928,886)	(1,610,491)	(23,028,269)

Net Decrease	(1,627,512)	$(24,887,185)	(976,331)	$(13,951,192)

Class C†
Shares sold	4,534	$72,245	8,323	$123,874
Shares repurchased	(87,672)	(1,398,104)	(99,430)	(1,483,074)

Net Decrease	(83,138)	$(1,325,859)	(91,107)	$(1,359,200)

28         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Smith Barney Class O*
Shares sold	25	$611	206	$3,064
Shares issued on reinvestment	60	946	—	—
Shares repurchased	(86,482)	(1,430,255)	(11,752)	(176,762)

Net Decrease	(86,397)	$(1,428,698)	(11,546)	$(173,698)

Smith Barney Class P*
Shares sold	3,345	$54,123	3,269	$48,929
Shares issued on reinvestment	260	4,110	—	—
Shares repurchased	(504,616)	(8,289,004)	(447,580)	(6,708,737)

Net Decrease	(501,011)	$(8,230,771)	(444,311)	$(6,659,808)

Class Y†
Shares sold	82,389	$1,353,653	177,234	$2,659,726
Shares repurchased	(1,486,281)	(24,108,621)	(7,151,502)	(104,670,434)

Net Decrease	(1,403,892)	$(22,754,968)	(6,974,268)	$(102,010,708)

Salomon Brothers Class A*
Shares sold	2,324	$37,711	4,423	$65,138
Shares issued on reinvestment	13	213	29	438
Shares repurchased	(10,235)	(166,456)	(48)	(741)

Net Increase (Decrease)	(7,898)	$(128,532)	4,404	$64,835

Salomon Brothers Class B*
Shares sold	—	$—	65	$892
Shares repurchased	(1,114)	(17,672)	(65)	(929)

Net Decrease	(1,114)	$(17,672)	—	$(37)

Salomon Brothers Class C*
Shares sold	—	$—	198	$3,076
Shares repurchased	(174)	(2,852)	(198)	(3,055)

Net Increase (Decrease)	(174)	$(2,852)	—	$21

†	On April 21, 2006, Smith Barney Class 1, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class 1, Class A, Class B, Class C and Class Y shares, respectively.

*	Shares of Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C as well as Smith Barney Class O and Smith Barney Class P were converted to Class A shares on April 22, 2006.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$4,502,910	$10,230,695

Legg Mason Partners Growth and Income Fund 2006 Annual Report         29

Notes to Financial Statements (continued)

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$227,714

Capital loss carryforward*	(20,516,351)
Unrealized appreciation/(depreciation)(a)	172,021,669

Total accumulated earnings/(losses) — net	$151,733,032

*	During the taxable year ended October 31, 2006, the Fund utilized $95,430,034 of its capital loss carryover available from prior years. As of October 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2011	$(20,516,351)

This amount will be available to offset any future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Due to the proposed reorganization described in Note 11, the expiration dates of these loss carryforwards will move up by one year. Additionally, as a result of the reorganization, the loss carryforwards will be subject to various tax limitations, which may result in future taxable capital gain distributions to shareholders due to the fact that some portion of the Fund’s loss carryforwards may be unable to be utilized.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alter- natives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

30         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Funds under their respective contracts.

Legg Mason Partners Growth and Income Fund 2006 Annual Report         31

Notes to Financial Statements (continued)

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against

32         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information

The Fund’s Board approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. If Fund shareholders approve the reorganization, it is expected to occur during the first quarter of 2007.

The Fund’s Board approved certain share class modifications which, among other things, standardize share class features for all equity and fixed income funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.

The Fund’s Board also approved a number of initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have been asked to approve investment matters, including standardized fundamental investment policies. Shareholder approval was obtained on December 11, 2006. These matters generally are expected to be implemented during the first half of 2007.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take

Legg Mason Partners Growth and Income Fund 2006 Annual Report         33

Notes to Financial Statements (continued)

on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Should shareholders approve the reorganization proposal, these new standards will not be applicable.

34         Legg Mason Partners Growth and Income Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Investment Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Growth and Income Fund (formerly SB Growth and Income Fund), a series of Legg Mason Partners Investment Series (formerly Smith Barney Investment Series), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Growth and Income Fund, as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2006

Legg Mason Partners Growth and Income Fund         35

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and ClearBridge Advisors, LLC (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with SBFM and were entered into in connection with an internal reorganization of the Manager’s, and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and

36         Legg Mason Partners Growth and Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by

Legg Mason Partners Growth and Income Fund         37

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

38         Legg Mason Partners Growth and Income Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Growth and Income Fund (formerly known as SB Growth and Income Fund) (the “Fund”) are managed under the direction of the Fund’s Board of Trustees of the Legg Mason Partners Investment Series (formerly known as Smith Barney Investment Series). Information pertaining to the Trustees and Officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund’s Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motorcity USA (Motorsport Racing) (2004 to 2005)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); Formerly, Director, Valero Energy (petroleum refining) (from 1999 to 2003)

Legg Mason Partners Growth and Income Fund         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Non-Interested Trustees:
A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2001); Formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002-2003); Formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	37	None

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); Formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

40         Legg Mason Partners Growth and Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Non-Interested Trustees:
Stephen Randolph Gross c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (1998 to 2003); Formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); Formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); Formerly, Director ebank Financial Services, Inc. (1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1940	Trustee	Since 2001	Professor, Babson College (since 1992)	37	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1951	Trustee	Since 2001	Investment Consulting Partner, Strategic Management Advisors, LLC (Investment Consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Legg Mason Partners Growth and Income Fund         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Non-Interested Trustees:
Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	37

Trustee, First Potomac Realty Trust (sine 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006);	37	None

Interested Trustee:
R. Jay Gerken, CFA ** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee, Consulting Group Capital Markets Funds

42         Legg Mason Partners Growth and Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Legg Mason Partners Growth and Income Fund         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Officers:
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

44         Legg Mason Partners Growth and Income Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Director’s (the “Board Members”). The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Elect Board Members, (2) Regroup and Reorganize Funds (3) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members†

Item Voted On	Votes For	Votes Against	Abstentions	Non-Votes
Nominees:
Paul R. Ades	123,276,317.131	3,082,135.672	0.000	0.000
Andrew L. Breech	123,263,371.782	3,095,081.021	0.000	0.000
Dwight B. Crane	123,262,454.821	3,095,997.982	0.000	0.000
Robert M. Frayn, Jr.	123,177,621.132	3,180,831.671	0.000	0.000
Frank G. Hubbard	123,240,887.733	3,117,565.070	0.000	0.000
Howard J. Johnson	123,237,577.056	3,120,875.747	0.000	0.000
David E. Maryatt	123,181,879.401	3,176,573.402	0.000	0.000
Jerome H. Miller	123,151,423.644	3,207,029.159	0.000	0.000
Ken Miller	123,225,633.504	3,132,819.299	0.000	0.000
John J. Murphy	123,258,467.753	3,099,985.050	0.000	0.000
Thomas F. Schlafly	123,271,369.107	3,087,083.696	0.000	0.000
Jerry A. Viscione	123,159,026.695	3,199,426.108	0.000	0.000
R. Jay Gerken, CFA	123,180,648.353	3,177,804.450	0.000	0.000

†	Board Members are elected by the shareholders of all the series of the Company of which the Fund is a series.

Proposal 2: Regroup and Reorganize Funds.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Regroup and Reorganize Funds	28,760,993.074	474,075.656	716,557.761	184,650.000

Proposal 3: Revise Fundamental Investment Policies.

Items Voted On	Votes For	Votes Against	Abstentions	Non-Votes
Borrowing Money	28,523,054.595	676,020.838	752,551.058	184,650.000
Underwriting	28,584,679.811	602,871.412	764,075.268	184,650.000
Lending	28,582,733.532	640,844.353	728,048.606	184,650.000
Issuing Senior Securities	28,646,859.662	557,960.926	746,805.903	184,650.000
Real Estate	28,612,801.475	589,506.388	749,318.628	184,650.000
Commodities	28,572,564.871	625,702.843	753,358.777	184,650.000
Concentration	28,620,197.622	602,371.229	729,057.640	184,650.000
Investment in companies deriving revenue from the manufacturing of alcohol	28,522,197.913	700,716.743	728,711.835	184,650.000

Legg Mason Partners Growth and Income Fund         45

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2006:

Record Date:	12/27/2005	3/30/2006	6/29/2006	9/28/2006
Payable Date:	12/30/2005	3/31/2006	6/30/2006	9/29/2006

Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%	100.00%	100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%	100.00%	100.00%	100.00%

Please retain this information for your records.

46         Legg Mason Partners Growth and Income Fund

Legg Mason Partners Growth and Income Fund

TRUSTEES Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Growth and Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD02101 12/06	SR06-200

Legg Mason Partners Growth and Income Fund

The Fund is a separate investment fund of the Legg Mason Partners Investment Series, a Massachusetts business trust.

LEGG MASON PARTNERS GROWTH AND INCOME FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $130,000 in 2005 and $136,000 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $8,000 in 2005 and $0 in 2006. These services consisted of procedures performed in connection with the Review of the Annual Registration Statement filed on Form N-1A of the Legg Mason Partners Investment Series and the Review and Preparation with the Issuance of the 17-F2 Security Count Independent Accountants Reports.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Investment Series (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $29,600 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 on behalf of the Legg Mason Partners Investment Series.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Investment Series requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Series, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Series and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Investment Series during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Investment Series’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Series or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Series

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Series

Date:	January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Series

Date:	January 8, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Investment Series

Date:	January 8, 2007